Exhibit 33.2


      Certification Regarding Compliance with Applicable Servicing Criteria

1. Ocwen Loan Servicing, LLC ("Ocwen") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which Ocwen acted as servicer involving residential mortgage loans other than transactions closing prior to the effective date of Regulation AB (the "Platform") as set forth in Appendix B hereto;

2. Ocwen has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Ocwen elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, Ocwen used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Ocwen based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Ocwen has complied in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Ocwen has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. Ocwen has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Crowe Chizek and Company LLC, a registered public accounting firm, has issued an attestation report on Ocwen's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 6, 2008

                                                Ocwen Loan Servicing, LLC

                                                By: /s/ Ronald M. Faris
                                                    -------------------------
                                                    Name:  Ronald M. Faris
                                                    Title: President

                                   APPENDIX A

----------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                   APPLICABLE SERVICING                  SERVICING
                         SERVICING CRITERIA                              CRITERIA                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                        Performed by
                                                                                       subservicer(s)
                                                                      Performed by      or vendor(s)
                                                                      Vendor(s) for       for which
                                                                       which Ocwen        Ocwen is
                                                         Performed       is the           NOT the
                                                         Directly      Responsible      Responsible
Reference                    Criteria                    by Ocwen         Party           Party
-----------------------------------------------------------------------------------------------------------------------
                    General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)       Policies and procedures are            X(1)
                    instituted to monitor any
                    performance or other triggers
                    and events of default in
                    accordance with the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)      If any material servicing              X
                    activities are outsourced to
                    third parties,
                    policies and procedures are
                    instituted to monitor the
                    third party's
                    performance and compliance
                    with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)     Any requirements in the                                                                X
                    transaction agreements to
                    maintain a back-up
                    servicer for the pool
                    assets are maintained.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)      A fidelity bond and errors             X
                    and omissions policy is in
                    effect on the party
                    participating in the
                    servicing function throughout
                    the reporting period in the
                    amount of coverage required
                    by and otherwise in
                    accordance with the terms of
                    the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------

                 Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)       Payments on pool assets are           X(2)                            X(2)
                    deposited into the
                    appropriate custodial bank
                    accounts and related bank
                    clearing accounts no more
                    than two business days
                    following receipt, or such
                    other number of days
                    specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)      Disbursements made via wire            X
                    transfer on behalf of an
                    obligor or to an investor are
                    made only by authorized
                    personnel.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)     Advances of funds or                   X
                    guarantees regarding
                    collections, cash flows or
                    distributions, and any
                    interest or other fees charged
                    for such advances, are made,
                    reviewed and approved as
                    specified in the transaction
                    agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)      The related accounts for the           X
                    transaction, such as cash
                    reserve accounts or accounts
                    established as a form of
                    overcollateralization, are
                    separately maintained (e.g.,
                    with respect to commingling of
                    cash) as set forth in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)       Each custodial account is              X
                    maintained at a federally
                    insured depository
                    institution as set forth in
                    the transaction agreements.
                    For purposes of this
                    criterion, "federally insured
                    depository institution" with
                    respect to a foreign
                    financial institution means a
                    foreign financial institution
                    that meets the requirements of
                    Rule 13k-1(b)(1) of the
                    Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------

-------------------------

(1) Ocwen's duties under the applicable transaction agreements are limited to providing the required information to the party tasked with monitoring any defaults under the Agreements.

(2) Both Regulus Group LLC and Ocwen perform aspects of this servicing criteria. Regulus is responsible for depositing any checks received into the payment deposit account. Ocwen is responsible for other forms of payments, and the sweeping of funds deposited in the payment deposit account to the appropriate deal level custodial bank accounts.


                                       A-l

----------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                   APPLICABLE SERVICING                  SERVICING
                         SERVICING CRITERIA                              CRITERIA                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                        Performed by
                                                                                       subservicer(s)
                                                                      Performed by      or vendor(s)
                                                                      Vendor(s) for       for which
                                                                       which Ocwen        Ocwen is
                                                         Performed       is the           NOT the
                                                         Directly      Responsible      Responsible
Reference                    Criteria                    by Ocwen         Party           Party
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are                    X(3)                            X(3)
                   safeguarded so as to
                   prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared
                   on a monthly basis for all
                   asset-backed securities
                   related bank accounts,
                   including custodial accounts
                   and related bank clearing
                   accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar
                   days after the bank statement           X
                   cutoff date, or such other
                   number of days specified in
                   the transaction agreements;
                   (C) reviewed and approved by
                   someone other than the person
                   who prepared the
                   reconciliation; and (D)
                   contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of
                   their original identification,
                   or such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------

                   Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors,
                   including those to be filed
                   with the Commission, are
                   maintained in accordance with
                   the transaction agreements and
                   applicable Commission
                   requirements. Specifically,
                   such reports (A) are prepared
                   in accordance with timeframes
                   and other terms set forth in
                   the transaction agreements;            X(4)
                   (B) provide information
                   calculated in accordance with
                   the terms specified in the
                   transaction agreements; (C) are
                   filed with the Commission
                   as required by its rules and
                   regulations; and (D) agree
                   with investors' or the
                   trustee's records as to the
                   total unpaid principal balance
                   and number of pool assets
                   serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are
                   allocated and remitted in
                   accordance with timeframes,            X(4)
                   distribution priority and
                   other terms set forth in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an
                   investor are posted within two
                   business days to the                   X(4)
                   Servicer's investor records,
                   or such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors
                   per the investor reports agree with
                   cancelled checks, or other form of     X(4)
                   payment, or custodial bank
                   statements.
-----------------------------------------------------------------------------------------------------------------------

                   Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool          X
                   assets is maintained as
                   required by the transaction
                   agreements or related mortgage
                   loan documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool asset and related documents        X
                   are safeguarded as required by the
                   transaction agreements
-----------------------------------------------------------------------------------------------------------------------

--------------------------

(3) Assurant, Inc. and Ocwen each issue checks and maintain unissued checks. Assurant issues checks for the insurance advances, while Ocwen issues all other checks.

(4) Ocwen has determined for purposes of assessing the servicing criteria listed in Items 1122(d)(3(i)-(iv) that, pursuant to the Securities and Exchange Commission Telephone Interpretation 11.03, the term "investor" as used in those Items does not pertain to the entity to which Ocwen provides the applicable information (i.e. Master Servicer, Trustee, etc.) and includes certificate and bond holders. Consequently, the information regarding such Items provided herein relates to Ocwen's provision of such information to the entity who ultimately disseminates such information to the investors.

----------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                   APPLICABLE SERVICING                  SERVICING
                         SERVICING CRITERIA                              CRITERIA                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                        Performed by
                                                                                       subservicer(s)
                                                                      Performed by      or vendor(s)
                                                                      Vendor(s) for       for which
                                                                       which Ocwen        Ocwen is
                                                         Performed       is the           NOT the
                                                         Directly      Responsible      Responsible
Reference                    Criteria                    by Ocwen         Party           Party
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or              X
                   substitutions to the asset
                   pool are made, reviewed and
                   approved in accordance with
                   any conditions or requirements
                   in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets,
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two             X(5)                            X(5)
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
                   asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records
                   regarding the pool assets
                   agree with the Servicer's               X
                   records with respect to an
                   obligor's unpaid principal
                   balance.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are         X
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
                   asset documents.
-----------------------------------------------------------------------------------------------------------------------
ll22(d)(4)(vii)    Loss mitigation or recovery
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and
                   repossessions, as applicable)           X
                   are initiated, conducted and
                   concluded in accordance with
                   the timeframes or other
                   requirements established by
                   the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such          X
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates
                   or rates of return for pool
                   assets with variable rates are          X
                   computed based on the related
                   pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in
                   trust for an obligor (such as
                   escrow accounts): (A) such
                   funds are analyzed, in
                   accordance with the obligor's
                   pool asset documents, on at
                   least an annual basis, or such
                   other period specified in the           X
                   transaction agreements; (B)
                   interest on such funds is paid,
                   or credited, to obligors in
                   accordance with applicable pool
                   asset documents and state laws;
                   and (C) such funds are returned
                   to the obligor within 30
                   calendar days of full repayment
                   of the related pool assets, or
                   such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------

---------------------

(5) Regulus transmits a daily data file that represents payments received for the current day to Ocwen. Ocwen then loads the data file received from Regulus in its servicing system, which then applies the funds in accordance with the terms of the related transaction agreements.

----------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                   APPLICABLE SERVICING                  SERVICING
                         SERVICING CRITERIA                              CRITERIA                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                        Performed by
                                                                                       subservicer(s)
                                                                      Performed by      or vendor(s)
                                                                      Vendor(s) for       for which
                                                                       which Ocwen        Ocwen is
                                                         Performed       is the           NOT the
                                                         Directly      Responsible      Responsible
Reference                    Criteria                    by Ocwen         Party           Party
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,               X(6)                       X(6)
                   provided that such support has
                   been received by the Servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in
                   connection with any payment to
                   be made on behalf of an obligor
                   are paid from the Servicer's             X(7)                       X(7)
                   funds and not charged to the
                   obligor, unless the late payment
                   was due to the obligor's error or
                   omission.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of
                   an obligor are posted within two
                   business days to the obligor's           X(8)                       X(8)
                   records maintained by the
                   Servicer, or such other number of
                   days specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs
                   and uncollectible accounts
                   are recognized and recorded              X
                   in accordance with the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or
                   other support, identified in Item
                   1114(a)(1) through (3) or Item 1115                                                   X
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------

--------------------------

(6) Assurant, Inc. and First American Real Estate Solutions of Texas, L.P. ("First American") transmit daily data files for insurance and taxes, respectively, which represent payments received for the current day to Ocwen. Ocwen loads the data files into its servicing system, which records the disbursements in the system and then sends the applicable funds via mail or wire.

(7) First American identifies late payments and includes them as part of the daily data transmissions. Ocwen identifies late payments in the data transmissions and credits to the borrower's applicable account on its servicing system. Ocwen also maintains control reports to identify any late payments not identified by First American.

(8) First American transmits daily data files that represent disbursements required to be made by Ocwen. Ocwen loads the stat file into its servicing system and records the disbursements on the system.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Deal Name
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2005-SL3
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2
--------------------------------------------------------------------------------
         ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2
--------------------------------------------------------------------------------
                   AEGIS Asset Backed Securities Trust 2006-1
--------------------------------------------------------------------------------
                         BASIC 2006-1BICEP Owner Trust II
--------------------------------------------------------------------------------
                       BMAT Securities Corporation 2006-1
--------------------------------------------------------------------------------
              Bear Stearns Asset Backed Securities I LLC 2007-HE4
--------------------------------------------------------------------------------
                  Citigroup Mortgage Loan Trust Inc. 2006-HE3
--------------------------------------------------------------------------------
                   Citigroup Mortgage Loan Trust Inc 2007-AMC2
--------------------------------------------------------------------------------
                   CS Home Equity Mortgage Trust Series 2006-3
--------------------------------------------------------------------------------
                   CS Home Equity Mortgage Trust Series 2006-4
--------------------------------------------------------------------------------
                   CS Home Equity Mortgage Trust Series 2006-5
--------------------------------------------------------------------------------
                   CSFB Home Equity Asset Trust Series 2006-2
--------------------------------------------------------------------------------
                   CS Home Equity Mortgage Trust Series 2006-1
--------------------------------------------------------------------------------
                   CS Home Equity Mortgage Trust Series 2006-2
--------------------------------------------------------------------------------
       Credit Suisse First Boston Mortgage Securities Corp. 2007-NC1 OSI
--------------------------------------------------------------------------------
          Credit Suisse First Boston Mortgage Securities Corp. 2006-1
--------------------------------------------------------------------------------
                               DBALT 2007-AR3
--------------------------------------------------------------------------------
                     First NLC Securitization, Inc., 2007-1
--------------------------------------------------------------------------------
                         GSAA Home Equity Trust 2006-S1
--------------------------------------------------------------------------------
                         GSAA Home Equity Trust 2007-S1
--------------------------------------------------------------------------------
                              GSAMP Trust 2006-NC2
--------------------------------------------------------------------------------
                               GSAMP Trust 2006-S2
--------------------------------------------------------------------------------
                               GSAMP Trust 2006-S3
--------------------------------------------------------------------------------
                               GSAMP Trust 2006-S4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               GSAMP Trust 2006-S5
--------------------------------------------------------------------------------
                               GSAMP Trust 2006-S6
--------------------------------------------------------------------------------
                              GSAMP Trust 2006-SD2
--------------------------------------------------------------------------------
                              GSAMP Trust 2006-SD3
--------------------------------------------------------------------------------
                              GSAMP Trust 2006-SEA1
--------------------------------------------------------------------------------
                              GSAMP Trust 2007-SEA1
--------------------------------------------------------------------------------
                        GSRPM Mortgage Loan Trust 2006-2
--------------------------------------------------------------------------------
                        GSRPM Mortgage Loan Trust 2007-1
--------------------------------------------------------------------------------
                  MASTR Asset Backed Securities Trust 2007-WMC1
--------------------------------------------------------------------------------
                  MASTR Asset Backed Securities Trust 2006-AM1
--------------------------------------------------------------------------------
                  MASTR Asset Backed Securities Trust 2006-AM3
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2005-S1
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2005-S2
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2005-S3
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2005-S4
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2006-S1
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2006-S2
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2006-S3
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2006-S4
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2006-S5
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2007-S1
--------------------------------------------------------------------------------
               Nomura Asset Acceptance Corporation Series 2007-S2
--------------------------------------------------------------------------------
                 Nomura Home Equity Loan, Inc., Series 2006-HE1
--------------------------------------------------------------------------------
                 Nomura Home Equity Loan, Inc., Series 2006-HE2
--------------------------------------------------------------------------------
                 Nomura Home Equity Loan, Inc., Series 2006-HE3
--------------------------------------------------------------------------------
                 Nomura Home Equity Loan, Inc., Series 2007-3
--------------------------------------------------------------------------------
                 Nomura Home Equity Loan, Inc., Series 2007-HE2
--------------------------------------------------------------------------------
                OCWEN Real Estate Asset Liquidating Trust 2007-1
--------------------------------------------------------------------------------
           ResMAE Asset-Backed Pass-Through Certificate Series 2006-1
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2006-1
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2006-2
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2006-3
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2006-4
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2007-1
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2007-2
--------------------------------------------------------------------------------
                    Renaissance Home Equity Loan Trust 2007-3
--------------------------------------------------------------------------------
                     Structured Asset Investment Loan Trust
                Mortgage Pass-Through Certificate, Series 2006-4
--------------------------------------------------------------------------------
                     Structured Asset Securities Corporation
               Mortgage Pass-Through Certificate, Series 2006-S2
--------------------------------------------------------------------------------
                    Structured Asset Securities Corporation
               Mortgage Pass-Through Certificate, Series 2006-BC4
--------------------------------------------------------------------------------
                   Structured Asset Securities Corporation
              Mortgage Pass-Through Certificate, Series 2007-GEL2
--------------------------------------------------------------------------------
                     Structured Asset Securities Corporation
               Mortgage Pass-Through Certificate, Series 2007-OSI
--------------------------------------------------------------------------------
                     Structured Asset Securities Corporation
               Mortgage Pass-Through Certificate, Series 2007-SC1
--------------------------------------------------------------------------------
                     Structured Asset Securities Corporation
               Mortgage Pass-Through Certificate, Series 2007-TC1
--------------------------------------------------------------------------------
                                 SGMS 2007-AHL1
--------------------------------------------------------------------------------
                       Soundview Home Loan Trust 2006-E2
--------------------------------------------------------------------------------
                       Soundview Home Loan Trust 2006-NLC1
--------------------------------------------------------------------------------
                        Soundview Home Loan Trust 2007-1
--------------------------------------------------------------------------------